    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 5, 1997

                                                      REGISTRATION NO. 333-36305
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                AMENDMENT NO. 2

                                       TO

                                    FORM S-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                                ATLAS AIR, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                           4731                          84-1207329
(State or other jurisdiction of    (Primary Standard Industrial           (I.R.S. Employer
 incorporation or organization)    Classification Code Number)         Identification Number)

                               538 COMMONS DRIVE
                             GOLDEN, COLORADO 80401
                                 (303) 526-5050
  (Address, including Zip Code, and Telephone Number, including Area Code, of
                   Registrant's Principal Executive Offices)

                               RICHARD H. SHUYLER
                       SENIOR VICE PRESIDENT -- FINANCE,
                          CHIEF FINANCIAL OFFICER AND
                                   TREASURER
                                ATLAS AIR, INC.
                               538 COMMONS DRIVE
                             GOLDEN, COLORADO 80401
                                 (303) 526-5050
      (Name, Address, including Zip Code, and Telephone Number, including
                        Area Code, of Agent for Service)

                                with a copy to:

                            STEPHEN A. GREENE, ESQ.
                            CAHILL GORDON & REINDEL
                                 80 PINE STREET
                            NEW YORK, NEW YORK 10005

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

================================================================================

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Delaware General Corporation Law and the Restated Certificate of Incorporation of Atlas Air, Inc. (the "Charter") provide for indemnification of directors and officers for liabilities and expenses incurred in defending actions brought against them in such capacities. The Company's Charter provides that the Company shall indemnify directors of the Company to the maximum extent now or hereafter permitted by law, and officers, employees and agents of the Company to the extent required by law and may, as authorized hereafter by the Board of Directors, provide further indemnification to officers, employees and agents of the Company to the maximum extent now or hereafter permitted by law.

     The Company maintains directors' and officers' liability insurance covering all directors and officers of the Company against claims arising out of the performance of their duties.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     (a) Exhibits:


        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
            +2.1         -- Plan of Reorganization and Merger Agreement dated as of
                            July 12, 1995 by and between Holdings and the Company.
            +3.2         -- Restated Certificate of Incorporation of the Company.
            +3.3         -- Amended and Restated By-Laws of the Company.
           ++4.1         -- Form of Indenture between the Company and First Fidelity
                            Bank, N.A., as Trustee.
           ++4.2         -- Form of Second Indenture between the Company and First
                            Fidelity Bank, N.A., as Trustee.
           ++4.3         -- Form of Pass Through Trust Agreement between the Company and First Fidelity Bank, N.A., as Trustee (with form of
                            Pass Through Certificate attached as exhibit thereto).
           ++4.4         -- Form of Pass Through Agreement between the Company and
                            First Fidelity Bank, N.A., as Trustee (with form of Pass
                            Through Certificate attached as exhibit thereto).
             5.1         -- Opinion of Cahill Gordon & Reindel as to the legality of the New Notes.
           +10.14        -- Boeing 747 Maintenance Agreement dated January 1, 1995, between the Company and KLM Royal Dutch Airlines, as
                            amended.
           +10.15        -- Atlas Air, Inc. 1995 Long Term Incentive and Stock Award
                            Plan.
           +10.16        -- Atlas Air, Inc. Employee Stock Purchase Plan.
           +10.17        -- Atlas Air, Inc. Profit Sharing Plan.
           +10.18        -- Atlas Air, Inc. Retirement Plan.
          ++10.19        -- Employment Agreement between the Company and Michael A.
                            Chowdry.
          ++10.20        -- Employment Agreement between the Company and Richard H.
                            Shuyler.
          ++10.23        -- Employment Agreement between the Company and James T.
                            Matheny.
           +10.26        -- Maintenance Agreement between the Company and Hong Kong
                            Aircraft Engineering Company Limited dated April 12,
                            1995, for the performance of certain maintenance events.
           +10.30        -- Conditional Sales Agreement dated as of September 22,
                            1994 by and between Lufthansa and the Company relating to
                            B747-230 aircraft, registration D-ABYS.

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
           +10.31        -- Conditional Sales Agreement dated as of September 22,
                            1994 by and between Lufthansa and the Company relating to
                            B747-230 aircraft, registration D-ABYL.
           *10.36        -- Aircraft Purchase Agreement, dated as of January 19, 1996 between Langdon Asset Management, Inc. and the Company.
          **10.51        -- Employment Agreement dated as of April 19, 1996 between the Company and Mickey P. Foret.
          **10.52        -- Employment Agreement dated as of November 18, 1996
                            between the Company and R. Terrence Rendleman.
          **10.53        -- Secured Loan Agreement by and between the Company and
                            Finova Capital Corporation dated April 11, 1996.
          **10.54        -- Second Amended and Restated Credit Agreement among the
                            Company and the Lenders listed therein, Goldman Sachs
                            Credit Partners L.P. (as syndication agent) and Bankers
                            Trust Company (as Administrative Agent) dated February
                            28, 1997.
      **/***10.55        -- Engine Maintenance Agreement between the Company and
                            General Electric Company dated June 6, 1996.
            10.56        -- Employment Agreement dated as of May 1, 1997 between the
                            Company and Stanley G. Wraight.
            10.57        -- Employment Agreement dated as of August 18, 1997 between the Company and Nesa E. Hassanein.
            10.58        -- Third Amended and Restated Credit Agreement among the
                            Company, the Lenders listed therein, Goldman Sachs Credit
                            Partners L.P. (as Syndication Agent) and Bankers Trust
                            Company (as Administrative Agent) dated September 5,
                            1997.
            10.59        -- Credit Agreement among Atlas Freighter Leasing, Inc., the
                            Lenders listed therein and Bankers Trust Company, as
                            agent, dated May 29, 1997.
            10.60        -- Lease Agreement between Atlas Freighter Leasing, Inc., as lessor, and the Company, as lessee, relating to B747-200
                            aircraft. U.S. Registration No. N516MC.
            10.61        -- Lease Agreement between Atlas Freighter Leasing, Inc., as lessor, and the Company, as lessee, relating to B747-200
                            aircraft. U.S. Registration No. N508MC.
            10.62        -- Lease Agreement between Atlas Freighter Leasing, Inc., as lessor, and the Company, as lessee relating to B747-200
                            aircraft. U.S. Registration No. N507MC.
            10.63        -- Lease Agreement between Atlas Freighter Leasing, Inc., as lessor, and the Company, as lessee, relating to B747-200
                            aircraft. U.S. Registration No. N509MC.
            10.64        -- Lease Agreement between Atlas Freighter Leasing, Inc., as lessor, and the Company, as lessee, relating to B747-200
                            aircraft. U.S. Registration No. N808MC.
            10.65        -- Lease Agreement between Atlas Freighter Leasing Inc., as lessor, and the Company, as lessee, relating to B747-200
                            aircraft. U.S. Registration No. N505MC.
            10.66        -- Security Agreement and Chattel Mortgage between the
                            Company, Atlas Freighter Leasing, Inc. and Bankers Trust
                            Company, as agent, relating to B747-200 aircraft. U.S.
                            Registration No. N808MC.
            10.67        -- Security Agreement and Chattel Mortgage between the
                            Company, Atlas Freighter Leasing, Inc. and Bankers Trust
                            Company, as agent relating to B747-200 aircraft. U.S.
                            Registration No. N507MC.
            10.68        -- Security Agreement and Chattel Mortgage between the
                            Company, Atlas Freighter Leasing, Inc. and Bankers Trust
                            Company, as agent, relating to B747-200 aircraft. U.S.
                            Registration No. N509MC.

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
            10.69        -- Security Agreement and Chattel Mortgage between the
                            Company, Atlas Freight Leasing, Inc. and Bankers Trust
                            Company, as agent, relating to B747-200 aircraft. U.S.
                            Registration No. N505MC
            10.70        -- Security Agreement and Chattel Mortgage between the
                            Company, Atlas Freight Leasing, Inc. and Bankers Trust
                            Company, as agent, relating to B747-200 aircraft. U.S.
                            Registration No. N508MC.
            10.71        -- Security Agreement and Chattel Mortgage between the
                            Company, Atlas Freight Leasing, Inc. and Bankers Trust
                            Company, as agent, relating to B747-200 aircraft. U.S.
                            Registration No. N516MC
            10.72        -- Form of Indenture, dated August 13, 1997, between the
                            Company and State Street Bank and Trust Company, as
                            Trustee, relating to the 10 3/4% Senior Notes (with form
                            of Note attached as exhibit thereto)
            10.73        -- Purchase Agreement, dated August 8, 1997, between the
                            Company and BT Securities Corporation relating to the
                            10 3/4% Senior Notes.
            10.74        -- Registration Rights Agreement, dated August 13, 1997,
                            between the Company and BT Securities Corporation
                            relating to the 10 3/4% Senior Notes.
            10.75        -- Credit Agreement among Atlas Freighter Leasing II, Inc., the Lenders listed therein, Bankers Trust Company (as
                            Administrative Agent) and Goldman Sachs Credit Partners
                            L.P. (as Syndication Agent) dated September 5, 1997.
            10.76        -- Lease Agreement dated September 5, 1997 between Atlas
                            Freighter Leasing II, Inc., as lessor, and the Company,
                            as lessee, relating to B747-200 aircraft, U.S.
                            Registration No. N527MC and Spare Engine Nos. 517538,
                            517539 and 455167.
            10.77        -- Lease Agreement dated September 5, 1997 between Atlas
                            Freighter Leasing II, Inc., as lessor, and the Company,
                            as lessee, relating to B747-200 aircraft, U.S.
                            Registration No. N523MC and Spare Engine Nos. 530168 and
                            517530.
            10.78        -- Lease Agreement dated September 5, 1997 between Atlas
                            Freighter Leasing II, Inc., as lessor, and the Company,
                            as lessee, relating to B747-200 aircraft, U.S.
                            Registration No. N524MC and Spare Engine Nos. 517790 and
                            517602.
            10.79        -- Lease Agreement dated September 5, 1997 between Atlas
                            Freighter Leasing II, Inc., as lessor, and the Company,
                            as lessee, relating to B747-200 aircraft, U.S.
                            Registration No. N526MC and Spare Engine Nos. 517544 and
                            517547.
            10.80        -- Security Agreement and Chattel Mortgage dated September
                            5, 1997 between Atlas Freighter Leasing II, Inc., the
                            Company and Bankers Trust Company, as Agent, relating to
                            B747-200 aircraft, U.S. Registration No. N523MC and Spare
                            Engine Nos. 530168 and 517530.
            10.81        -- Security Agreement and Chattel Mortgage dated September
                            5, 1997 between Atlas Freighter Leasing II, Inc., the
                            Company and Bankers Trust Company, as Agent, relating to
                            B747-200 aircraft, U.S. Registration No. N524MC and Spare
                            Engine Nos. 517790 and 517602.
            10.82        -- Security Agreement and Chattel Mortgage dated September
                            5, 1997 between Atlas Freighter Leasing II, Inc., the
                            Company and Bankers Trust Company, as Agent, relating to
                            B747-200 aircraft, U.S. Registration No. N526MC and Spare
                            Engine Nos. 517544 and 517547.
            10.84        -- Security Agreement and Chattel Mortgage dated September
                            5, 1997 between Atlas Freighter Leasing II, Inc., the
                            Company and Bankers Trust Company, as Agent, relating to
                            B747-200 aircraft, U.S. Registration No. N527MC and Spare
                            Engine Nos. 517538, 517539 and 455167.

             10.85        -- First Amendment to Lease Agreement among Atlas Freight Leasing, Inc. and Bankers Trust
                             Company, as agent, dated September 5, 1997
   ****/*****10.86        -- Purchase Agreement Number 2021 between The Boeing Company and the Company dated June 6,
                             1997.
             10.87        -- Aircraft General Terms Agreement between The Boeing Company and the Company dated June
                             6, 1997.
            +16.1         -- Letter dated July 21, 1995 from Ernst & Young to the Securities and Exchange
                             Commission.
             21.1         -- Subsidiaries of the Registrant.
             23.1         -- Consent of Independent Public Accountants.
             23.2         -- Consent of Cahill Gordon & Reindel (included in Exhibit 5.1).
             24.1         -- Powers of Attorney (set forth on the signature page of the Registration Statement).
             25           -- Statement of Eligibility of Trustee.
             27           -- Financial Data Schedule.



---------------


      + Incorporated by reference to the exhibits to the Company's Registration
        Statement on Form S-1 (No. 33-90304).

      ++ Incorporated by reference to the exhibits to the Company's Registration
         Statement on Form S-1 (No. 33-97892).

      * Incorporated by reference to the exhibits to the Company's Registration Statement on Form S-1 (No. 333-2810).

     ** Incorporated by reference to the exhibits to the Company's Annual Report for 1996 on Form 10-K.

   *** Portions of this document, for which the Company has been granted confidential treatment, have been redacted and filed separately with the Securities and Exchange Commission.

  **** Portions of this document, for which the Company has requested confidential treatment, have been redacted and filed separately with the Securities and Exchange Commission.

 ***** Filed herewith.

     (b) Schedules.

          All schedules are omitted as the required information is presented in the Registrant's consolidated financial statements or related notes or such schedules are not applicable.

ITEM 22. UNDERTAKINGS.

     (1) The undersigned registrants hereby undertake as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The registrants undertake that every prospectus: (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of the amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The undersigned Registrant hereby undertakes to respond to requests for information that is incorporated by reference into the Prospectus pursuant to
Item 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the Registration Statement through the date of responding to the request.

     The undersigned Registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the Registration Statement when it became effective.

     The undersigned registrants hereby undertake to file an application for the purpose of determining the eligibility of the trustee to act under subsection
(a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the SEC under Section 305(b)(2) of the Act.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 2 to be signed on its behalf by the undersigned, hereunto duly authorized in the City of Denver, State of Colorado on the 4th day of November, 1997.


                                            ATLAS AIR, INC.

                                            By:   /s/ RICHARD H. SHUYLER

                                              ----------------------------------
                                              Name: Richard H. Shuyler
                                              Title:  Senior Vice
                                                      President -- Finance and
                                                 Chief Financial Officer and
                                                      Treasurer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                   TITLE                     DATE
                      ---------                                   -----                     ----

               /s/ MICHAEL A. CHOWDRY*                 Chairman of the Board, Chief   November 4, 1997
-----------------------------------------------------    Executive Officer,
                 Michael A. Chowdry                      President and Director

               /s/ RICHARD H. SHUYLER                  Senior Vice President --       November 4, 1997
-----------------------------------------------------    Finance and Chief
                 Richard H. Shuyler                      Financial Officer,
                                                         Treasurer and Director

               /s/ JAMES J. BLANCHARD*                 Director                       November 4, 1997
-----------------------------------------------------
                 James J. Blanchard

              /s/ LAWRENCE W. CLARKSON*                Director                       November 4, 1997
-----------------------------------------------------
                Lawrence W. Clarkson

              /s/ DAVID T. MCLAUGHLIN*                 Director                       November 4, 1997
-----------------------------------------------------
                 David T. McLaughlin

                   /s/ BRIAN ROWE*                     Director                       November 4, 1997
-----------------------------------------------------
                     Brian Rowe

* Signed by Attorney-in-fact

               /s/ RICHARD H. SHUYLER
-----------------------------------------------------
                 Richard H. Shuyler
                  Attorney-in-fact

                                 EXHIBIT INDEX


        EXHIBIT
         NUMBER                                  DESCRIPTION                           PAGE
        -------                                  -----------                           ----
            +2.1         -- Plan of Reorganization and Merger Agreement dated as of
                            July 12, 1995 by and between Holdings and the Company.
            +3.2         -- Restated Certificate of Incorporation of the Company.
            +3.3         -- Amended and Restated By-Laws of the Company.
           ++4.1         -- Form of Indenture between the Company and First Fidelity
                            Bank, N.A., as Trustee.
           ++4.2         -- Form of Second Indenture between the Company and First
                            Fidelity Bank, N.A., as Trustee.
           ++4.3         -- Form of Pass Through Trust Agreement between the Company and First Fidelity Bank, N.A., as Trustee (with form of
                            Pass Through Certificate attached as exhibit thereto).
           ++4.4         -- Form of Pass Through Agreement between the Company and
                            First Fidelity Bank, N.A., as Trustee (with form of Pass
                            Through Certificate attached as exhibit thereto).
             5.1         -- Opinion of Cahill Gordon & Reindel as to the legality of the New Notes.
           +10.14        -- Boeing 747 Maintenance Agreement dated January 1, 1995, between the Company and KLM Royal Dutch Airlines, as
                            amended.
           +10.15        -- Atlas Air, Inc. 1995 Long Term Incentive and Stock Award
                            Plan.
           +10.16        -- Atlas Air, Inc. Employee Stock Purchase Plan.
           +10.17        -- Atlas Air, Inc. Profit Sharing Plan.
           +10.18        -- Atlas Air, Inc. Retirement Plan.
          ++10.19        -- Employment Agreement between the Company and Michael A.
                            Chowdry.
          ++10.20        -- Employment Agreement between the Company and Richard H.
                            Shuyler.
          ++10.23        -- Employment Agreement between the Company and James T.
                            Matheny.
           +10.26        -- Maintenance Agreement between the Company and Hong Kong
                            Aircraft Engineering Company Limited dated April 12,
                            1995, for the performance of certain maintenance events.
           +10.30        -- Conditional Sales Agreement dated as of September 22,
                            1994 by and between Lufthansa and the Company relating to
                            B747-230 aircraft, registration D-ABYS.
           +10.31        -- Conditional Sales Agreement dated as of September 22,
                            1994 by and between Lufthansa and the Company relating to
                            B747-230 aircraft, registration D-ABYL.
           *10.36        -- Aircraft Purchase Agreement, dated as of January 19, 1996 between Langdon Asset Management, Inc. and the Company.
          **10.51        -- Employment Agreement dated as of April 19, 1996 between the Company and Mickey P. Foret.
          **10.52        -- Employment Agreement dated as of November 18, 1996
                            between the Company and R. Terrence Rendleman.
          **10.53        -- Secured Loan Agreement by and between the Company and
                            Finova Capital Corporation dated April 11, 1996.

        EXHIBIT
         NUMBER                                  DESCRIPTION                           PAGE
        -------                                  -----------                           ----
          **10.54        -- Second Amended and Restated Credit Agreement among the
                            Company and the Lenders listed therein, Goldman Sachs
                            Credit Partners L.P. (as syndication agent) and Bankers
                            Trust Company (as Administrative Agent) dated February
                            28, 1997.
      **/***10.55        -- Engine Maintenance Agreement between the Company and
                            General Electric Company dated June 6, 1996.
            10.56        -- Employment Agreement dated as of May 1, 1997 between the
                            Company and Stanley G. Wraight.
            10.57        -- Employment Agreement dated as of August 18, 1997 between the Company and Nesa E. Hassanein.
            10.58        -- Third Amended and Restated Credit Agreement among the
                            Company, the Lenders listed therein, Goldman Sachs Credit
                            Partners L.P. (as Syndication Agent) and Bankers Trust
                            Company (as Administrative Agent) dated September 5,
                            1997.
            10.59        -- Credit Agreement among Atlas Freighter Leasing, Inc., the
                            Lenders listed therein and Bankers Trust Company, as
                            agent, dated May 29, 1997.
            10.60        -- Lease Agreement between Atlas Freighter Leasing, Inc., as lessor, and the Company, as lessee, relating to B747-200
                            aircraft. U.S. Registration No. N516MC.
            10.61        -- Lease Agreement between Atlas Freighter Leasing, Inc., as lessor, and the Company, as lessee, relating to B747-200
                            aircraft. U.S. Registration No. N508MC.
            10.62        -- Lease Agreement between Atlas Freighter Leasing, Inc., as lessor, and the Company, as lessee relating to B747-200
                            aircraft. U.S. Registration No. N507MC.
            10.63        -- Lease Agreement between Atlas Freighter Leasing, Inc., as lessor, and the Company, as lessee, relating to B747-200
                            aircraft. U.S. Registration No. N509MC.
            10.64        -- Lease Agreement between Atlas Freighter Leasing, Inc., as lessor, and the Company, as lessee, relating to B747-200
                            aircraft. U.S. Registration No. N808MC.
            10.65        -- Lease Agreement between Atlas Freighter Leasing Inc., as lessor, and the Company, as lessee, relating to B747-200
                            aircraft. U.S. Registration No. N505MC.
            10.66        -- Security Agreement and Chattel Mortgage between the
                            Company, Atlas Freighter Leasing, Inc. and Bankers Trust
                            Company, as agent, relating to B747-200 aircraft. U.S.
                            Registration No. N808MC.
            10.67        -- Security Agreement and Chattel Mortgage between the
                            Company, Atlas Freighter Leasing, Inc. and Bankers Trust
                            Company, as agent relating to B747-200 aircraft. U.S.
                            Registration No. N507MC.
            10.68        -- Security Agreement and Chattel Mortgage between the
                            Company, Atlas Freighter Leasing, Inc. and Bankers Trust
                            Company, as agent, relating to B747-200 aircraft. U.S.
                            Registration No. N509MC.
            10.69        -- Security Agreement and Chattel Mortgage between the
                            Company, Atlas Freight Leasing, Inc. and Bankers Trust
                            Company, as agent, relating to B747-200 aircraft. U.S.
                            Registration No. N505MC

             10.70        -- Security Agreement and Chattel Mortgage between the Company, Atlas Freight
                             Leasing, Inc. and Bankers Trust Company, as agent, relating to B747-200 aircraft. U.S. Registration No. N508MC.
             10.71        -- Security Agreement and Chattel Mortgage between the Company, Atlas Freight
                             Leasing, Inc. and Bankers Trust Company, as agent, relating to B747-200 aircraft. U.S. Registration No. N516MC
             10.72        -- Form of Indenture, dated August 13, 1997, between the Company and State Street
                             Bank and Trust Company, as Trustee, relating to the 10 3/4% Senior Notes (with form of Note attached as exhibit thereto)
             10.73        -- Purchase Agreement, dated August 8, 1997, between the Company and BT Securities
                             Corporation relating to the 10 3/4% Senior Notes.
             10.74        -- Registration Rights Agreement, dated August 13, 1997, between the Company and
                             BT Securities Corporation relating to the 10 3/4% Senior Notes.
             10.75        -- Credit Agreement among Atlas Freighter Leasing II, Inc., the Lenders listed therein, Bankers Trust Company (as Administrative Agent) and Goldman Sachs
                             Credit Partners L.P. (as Syndication Agent) dated September 5, 1997.
             10.76        -- Lease Agreement dated September 5, 1997 between Atlas Freighter Leasing II,
                             Inc., as lessor, and the Company, as lessee, relating to B747-200 aircraft,
                             U.S. Registration No. N527MC and Spare Engine Nos. 517538, 517539 and 455167.
             10.77        -- Lease Agreement dated September 5, 1997 between Atlas Freighter Leasing II,
                             Inc., as lessor, and the Company, as lessee, relating to B747-200 aircraft,
                             U.S. Registration No. N523MC and Spare Engine Nos. 530168 and 517530.
             10.78        -- Lease Agreement dated September 5, 1997 between Atlas Freighter Leasing II,
                             Inc., as lessor, and the Company, as lessee, relating to B747-200 aircraft,
                             U.S. Registration No. N524MC and Spare Engine Nos. 517790 and 517602.
             10.79        -- Lease Agreement dated September 5, 1997 between Atlas Freighter Leasing II,
                             Inc., as lessor, and the Company, as lessee, relating to B747-200 aircraft,
                             U.S. Registration No. N526MC and Spare Engine Nos. 517544 and 517547.
             10.80        -- Security Agreement and Chattel Mortgage dated September 5, 1997 between Atlas
                             Freighter Leasing II, Inc., the Company and Bankers Trust Company, as Agent,
                             relating to B747-200 aircraft, U.S. Registration No. N523MC and Spare Engine
                             Nos. 530168 and 517530.
             10.81        -- Security Agreement and Chattel Mortgage dated September 5, 1997 between Atlas
                             Freighter Leasing II, Inc., the Company and Bankers Trust Company, as Agent,
                             relating to B747-200 aircraft, U.S. Registration No. N524MC and Spare Engine
                             Nos. 517790 and 517602.
             10.82        -- Security Agreement and Chattel Mortgage dated September 5, 1997 between Atlas
                             Freighter Leasing II, Inc., the Company and Bankers Trust Company, as Agent,
                             relating to B747-200 aircraft, U.S. Registration No. N526MC and Spare Engine
                             Nos. 517544 and 517547.

        EXHIBIT
         NUMBER                                  DESCRIPTION                           PAGE
        -------                                  -----------                           ----
             10.84        -- Security Agreement and Chattel Mortgage dated September 5, 1997 between Atlas
                             Freighter Leasing II, Inc., the Company and Bankers Trust Company, as Agent,
                             relating to B747-200 aircraft, U.S. Registration No. N527MC and Spare Engine
                             Nos. 517538, 517539 and 455167.
             10.85        -- First Amendment to Lease Agreement among Atlas Freight Leasing, Inc. and
                             Bankers Trust Company, as agent, dated September 5, 1997
   ****/*****10.86        -- Purchase Agreement Number 2021 between The Boeing Company and the Company dated
                             June 6, 1997.
             10.87        -- Aircraft General Terms Agreement between The Boeing Company and the Company dated June 6, 1997.
            +16.1         -- Letter dated July 21, 1995 from Ernst & Young to the Securities and Exchange
                             Commission.
             21.1         -- Subsidiaries of the Registrant.
             23.1         -- Consent of Independent Public Accountants.
             23.2         -- Consent of Cahill Gordon & Reindel (included in Exhibit 5.1).
             24.1         -- Powers of Attorney (set forth on the signature page of the Registration
                             Statement).
             25           -- Statement of Eligibility of Trustee.
             27           -- Financial Data Schedule.


---------------

      + Incorporated by reference to the exhibits to the Company's Registration
        Statement on Form S-1 (No. 33-90304).

      ++ Incorporated by reference to the exhibits to the Company's Registration
         Statement on Form S-1 (No. 33-97892).

      * Incorporated by reference to the exhibits to the Company's Registration Statement on Form S-1 (No. 333-2810).

     ** Incorporated by reference to the exhibits to the Company's Annual Report for 1996 on Form 10-K.

   *** Portions of this document, for which the Company has been granted confidential treatment, have been redacted and filed separately with the Securities and Exchange Commission.

  **** Portions of this document, for which the Company has requested confidential treatment, have been redacted and filed separately with the Securities and Exchange Commission.

 ***** Filed herewith.